Exhibit 10.1
AMERICAN SUPERCONDUCTOR CORPORATION
First Amendment to Executive Severance Agreement
This First Amendment to Executive Severance Agreement (“Amendment”) by and between American Superconductor Corporation, a Delaware corporation (the “Company”), and John W. Kosiba (the “Executive”) is made as of July 31, 2017.
WHEREAS, the Company and the Executive are parties to an Executive Severance Agreement, dated as of January 13, 2012 (the “Agreement”);
WHEREAS, the Company recently promoted the Executive to Senior Vice President and Chief Financial Officer and desires to adjust the Executive’s severance payment period from 6 months to 18 months in connection therewith;
WHEREAS, the parties desire to amend the Agreement to effectuate such adjustment to the Executive’s severance payment period; and
WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Executive agree as follows:
1.Effective as of July 31, 2017, the definition of “Severance Period” set forth in Section 1.6 of the Agreement is hereby amended by deleting said section and by substituting therefor:

“‘Severance Period’ shall mean the period of eighteen (18) months immediately following the Date of Termination (as defined in Section 3.2(a) below).”

2.All other provisions of the Agreement shall remain in full force and effect according to their respective terms, and nothing contained herein shall be deemed a waiver of any right or abrogation of any obligation otherwise existing under the Agreement except to the extent specifically provided for herein.

3.The validity, interpretation, construction and performance of this Amendment shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflicts of law principles.

4.This Agreement may be executed in counterparts, each of which shall be deemed to be an original but both of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Executive Severance Agreement as of this 31st day of July, 2017.
AMERICAN SUPERCONDUCTOR CORPORATION

Signature: /s/ Daniel P. McGahn
Print name:    Daniel P. McGahn
Title:         President and Chief Executive Officer

EXECUTIVE

Signature: /s/ John W. Kosiba
Print name:    John W. Kosiba

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